SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	June 3, 2002

Franklin Receivables LLC
(Exact Name of Registrant as Specified in Charter)

Delaware	333-72180	94-3301-790

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 West 200 South, Suite 500
Salt Lake City, Utah	84101

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(801) 238-6700

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    Other Events

The Registrant is filing this Current Report on Form 8-K to file the Consent of Independent Accountants to the incorporation by reference in the Prospectus Supplement, which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Asset Backed Notes, of the accountants’ report dated February 1, 2002 on the audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries and of the accountants’ report dated June 3, 2002 on the balance sheet of Franklin Auto Trust 2002-1. The Consent of Independent Accountants is set forth in Exhibit 23.1 and Exhibit 23.2.

ITEM 7.    Financial Statements and Exhibits

(a)	Financial Statements—Not Applicable

(b)	Pro Forma Financial Information—Not Applicable

(c)	Exhibits

Item 601(a) of Regulation S-K

Exhibit No.	Description
23.1
Consent of Independent Accountants (PricewaterhouseCoopers LLP) as to the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries and as to the reference of PricewaterhouseCoopers LLP under the caption “Experts” in the Prospectus Supplement dated as of June 4, 2002. Incorporated by reference to Form 8-K filed on June 5, 2002 with the SEC.

23.2
Consent of Independent Accountants (PricewaterhouseCoopers LLP) as to the balance sheet of Franklin Auto Trust 2002-1 in the Prospectus Supplement dated as of June 4, 2002. Incorporated by reference to Form 8-K filed on June 5, 2002 with the SEC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RECEIVABLES LLC

By: Franklin Capital Corporation as the Servicer

By:     /s/  Harold E. Miller, Jr.
Name:  Harold E. Miller Jr.
Title:  President and CEO

June 5, 2002

INDEX TO EXHIBITS

Exhibit No.	Description
23.1
Consent of Independent Accountants (PricewaterhouseCoopers LLP) as to the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries and as to the reference of PricewaterhouseCoopers LLP under the caption “Experts” in the Prospectus Supplement dated as of June 4, 2002. Incorporated by reference to Form 8-K filed on June 5, 2002 with the SEC.

23.2
Consent of Independent Accountants (PricewaterhouseCoopers LLP) as to the balance sheet of Franklin Auto Trust 2002-1 in the Prospectus Supplement dated as of June 4, 2002. Incorporated by reference to Form 8-K filed on June 5,2002 with the SEC.

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